UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 28, 2023

United States Steel Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-16811	25-1897152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Grant Street,
Pittsburgh, PA 15219-2800
(Address of Principal Executive Offices, and Zip Code)

(412) 433-1121
Registrant’s Telephone Number, Including Area Code
____________________________________________
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	X	New York Stock Exchange
Common Stock	X	Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2023, United States Steel Corporation (the “Corporation”) increased the number of directors serving on the Corporation’s Board of Directors (the “Board”) by one and appointed Alicia J. Davis to serve as a director, effective March 1, 2023, with a term expiring at the Corporation’s 2023 annual meeting of stockholders. Ms. Davis will serve on the Audit Committee and the Corporate Governance & Sustainability Committee of the Board.

Ms. Davis is Chief Strategy Officer at Lear Corporation, a global automotive supplier of seating and electrical distribution and electronic systems. From 2018 to 2021, Ms. Davis progressed through a variety of positions at Lear, including Senior Vice President, Strategy and Corporate Development, Senior Vice President, Corporate Development and Investor Relations, and Vice President of Investor Relations. Before joining Lear Corporation, Ms. Davis was on the faculty at the University of Michigan Law School, where she served as a tenured professor, a position she still holds via dry appointment, and the Associate Dean for Strategic Initiatives. She also has served as an Associate and later Of Counsel at Kirkland & Ellis LLP, Vice President at Raymond James & Associates, and an Analyst at Goldman Sachs. Ms. Davis received a bachelor’s degree in business administration from Florida A&M University, a Juris Doctor from Yale Law School, and an MBA from Harvard Business School.

Ms. Davis does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K or Item 5.02(d) of Form 8-K.

Item 8.01. Financial Statements and Exhibits.

On February 28, 2023, the Corporation issued a press release related to the election of Ms. Davis to the Board. The full text of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release dated February 28, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By	/s/ Manpreet S. Grewal
Manpreet S. Grewal
Vice President, Controller & Chief Accounting Officer

Dated: February 28, 2023